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                                                                    Exhibit 99.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Telex Communications, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory
W. Richter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that :

         (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2002 (the last date of the period covered by the Report).



/s/ Gregory W. Richter


Gregory W. Richter
Chief Financial Officer
August 9, 2002